Smartsheet Appoints Pete Godbole as Chief Financial Officer

BELLEVUE, Wash., December 7, 2020 -- Smartsheet (NYSE:SMAR), the enterprise platform for dynamic work, today announced Pete Godbole has joined the company as Chief Financial Officer.

“Pete is an enterprise software industry veteran whose success architecting business and financial models will help drive our next phase of growth,” said Mark Mader, Chief Executive Officer at Smartsheet. “At a time when Collaborative Work Management platforms are gaining enterprise adoption in support of digital-first and transformation strategies, I look forward to working with Pete to firmly position Smartsheet as the leader in this large and growing market.”

Godbole joins Smartsheet from Hearsay, where he served as Chief Financial Officer and a Member of the Board of Directors. Prior to Hearsay, Godbole was the Chief Financial Officer at GoodData and spent seven years at VMWare as a finance leader where his last role was Chief Financial Officer of the End User Computing Business.

“Smartsheet is an innovative market leader that has made tremendous strides as a company, and is well positioned for future growth,” said Godbole. “I look forward to working alongside Mark and the leadership team to accelerate market penetration by delivering customer value and creating returns for our shareholders.”

Godbole will succeed Jennifer Ceran, who is retiring and will remain with Smartsheet in the near term to facilitate a smooth transition. "We wish Jenny well in her retirement. We appreciate the valuable role she has played, helping us evolve from a high-growth private company to a public one," said Mader. "Her leadership has served us well, and continued as we worked together to identify and transition to her successor. I believe the transition plan she has helped us build will ensure a seamless and productive hand-over to Pete."

About Smartsheet
Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more.

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Lindsay Bleier
pr@smartsheet.com